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Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerald J. Burnett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Avistar Communications Corporation on Form 10-K for the fiscal year ended December 31, 2003, as amended by this Form 10-K/A, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of Avistar Communications Corporation.

March 26, 2004	By: /s/ GERALD J. BURNETT Gerald J. Burnett Chief Executive Officer and Chairman (Principal Executive Officer)

I, Robert J. Habig, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Avistar Communications Corporation on Form 10-K for the fiscal year ended December 31, 2003, as amended by this Form 10-K/A, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of Avistar Communications Corporation.

March 26, 2004	By: /s/ ROBERT J. HABIG Robert J. Habig Chief Financial Officer (Principal Financial and Accounting Officer)

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002